UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Aristotle Funds Series Trust

(Name of Registrant as Specified In Its Charter)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!

ARISTOTLE FUNDS SERIES TRUST
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025

April 10, 2026

Aristotle Core Bond Fund	Aristotle Portfolio Optimization Conservative Fund
Aristotle Core Equity Fund	Aristotle Portfolio Optimization Growth Fund
Aristotle Core Income Fund	Aristotle Portfolio Optimization Moderate Conservative Fund
Aristotle Floating Rate Income Fund	Aristotle Portfolio Optimization Moderate Fund
Aristotle Growth Equity Fund	Aristotle Short Duration Income Fund
Aristotle High Yield Bond Fund	Aristotle Small Cap Equity Fund
Aristotle International Equity Fund	Aristotle Small/Mid Cap Equity Fund
Aristotle Pacific EXclusive Fund Series C	Aristotle Strategic Income Fund
Aristotle Pacific EXclusive Fund Series H	Aristotle Ultra Short Income Fund
Aristotle Pacific EXclusive Fund Series I	Aristotle Value Equity Fund
Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle/Saul Global Equity Fund

Dear Aristotle Funds Shareholder:

As a shareholder in one or more of the funds listed above (each, a “Fund,” and collectively, the “Funds”), each a series of Aristotle Funds Series Trust (the “Trust”), you are invited to attend a special shareholder meeting (the “Meeting”) of the Trust, which will be held at the offices of the Funds’ investment adviser, Aristotle Investment Services, LLC, located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660 on May 29, 2026, at 10:00 AM Pacific Time.

The purpose of the Meeting is to seek shareholder approval of the election of six members of the Board of Trustees (the “Board”) of the Trust. As discussed below, three of the individuals currently serve as Trustees of the Trust and have served as such since the Trust’s inception and one individual currently serves as a Trustee of the Trust, but has not yet been elected by shareholders. Two additional nominees have been recommended by the Board and its Nominating and Fund Governance Committee to join as Trustees, subject to shareholder approval.

You are being asked to elect each of the following individuals as Trustees of the Trust: Eric Baggesen, Wendy Greuel, Warren A. Henderson (Chair), Alexander B. Potts, Richard Schweitzer and Jeffrey S. Van Harte. Each of these individuals, with the exception of Messrs. Baggesen and Van Harte, currently serves as a Trustee of the Trust and each, with the exception of Mr. Potts, has served as a Trustee since the Trust’s inception. Mr. Potts has served as a Trustee since his appointment to the Board on January 1, 2026. The Board’s Nominating and Fund Governance Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has recommended to the Board, and the Board has unanimously nominated, each of these individuals to serve on the Board as Trustees, subject to shareholder approval.

Two vacancies were recently created on the Board when Dennis R. Sugino retired effective October 31, 2025 and Joseph Chi retired effective March 18, 2026 and the Board further approved an increase in the size of the Board to six. While under applicable state law the Board can ordinarily appoint a new Trustee to fill a vacancy without a shareholder vote, the Board cannot do so under the 1940 Act if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. Mr. Potts has previously been appointed to the Board without shareholder approval; however, the appointments of Messrs. Baggesen and Van Harte
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to fill the vacancies on the Board would result in fewer than two-thirds of the members of the Board having been elected by shareholders. Under the 1940 Act, the Trust is required to seek shareholder election of its Trustees at any time when less than a majority of the Board will have been approved by shareholders, regardless of whether or not a vacancy was being filled at that time.

Given these legal requirements, the Board believes it is the appropriate time for the current Trustees, including the Trustee that was previously appointed to the Board (but not elected) and for the new Trustee nominees, to stand for election. The Board believes this action is prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

The Board of Trustees has unanimously approved these nominations and believes it is in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of all nominees by voting “FOR” the Proposals.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

/s/ Richard Schweitzer
_________________________
Richard Schweitzer
President & Trustee
Aristotle Funds Series Trust

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 29, 2026

ARISTOTLE FUNDS SERIES TRUST
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025

To the Shareholders of the series of Aristotle Funds Series Trust (the “Trust”), consisting of the following funds (each, a “Fund,” and collectively, the “Funds”):

Aristotle Core Bond Fund	Aristotle Portfolio Optimization Conservative Fund
Aristotle Core Equity Fund	Aristotle Portfolio Optimization Growth Fund
Aristotle Core Income Fund	Aristotle Portfolio Optimization Moderate Conservative Fund
Aristotle Floating Rate Income Fund	Aristotle Portfolio Optimization Moderate Fund
Aristotle Growth Equity Fund	Aristotle Short Duration Income Fund
Aristotle High Yield Bond Fund	Aristotle Small Cap Equity Fund
Aristotle International Equity Fund	Aristotle Small/Mid Cap Equity Fund
Aristotle Pacific EXclusive Fund Series C	Aristotle Strategic Income Fund
Aristotle Pacific EXclusive Fund Series H	Aristotle Ultra Short Income Fund
Aristotle Pacific EXclusive Fund Series I	Aristotle Value Equity Fund
Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle/Saul Global Equity Fund

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held on May 29, 2026, at 10:00 AM Pacific Time at the offices of the Funds’ investment adviser, Aristotle Investment Services, LLC, located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.

At the Meeting, shareholders of the Trust will be asked to act upon the following Proposals, which are more fully described in the accompanying Proxy Statement dated April 10, 2026:

PROPOSAL 1: To approve the election of Trustees to serve until their successors are elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board has fixed the close of business on April 2, 2026, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board and Funds named above. Please read the enclosed Proxy Statement for a full discussion of the Proposals.

By order of the Board of Trustees of the Trust

/s/ Joseph Lallande
Joseph Lallande
Secretary and Vice President

April 10, 2026

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ARISTOTLE FUNDS SERIES TRUST
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025

PROXY STATEMENT
April 10, 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 29, 2026

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Aristotle Funds Series Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of the Funds’ investment adviser, Aristotle Investment Services, LLC (“AIS” or the “Adviser”), located at 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660 on May 29, 2026, at 10:00 AM Pacific Time.

PROPOSAL 1: To approve the election of Trustees to serve until their successors are elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

Shareholders of record at the close of business on the record date, April 2, 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or about April 10, 2026.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on November 29, 2022. The Trust currently consists of 22 separate series, or mutual funds. The fiscal year end of the Trust and the Funds is March 31. Shareholders of each Fund in the Trust and of each class of each Fund are being solicited to vote on the proposal. Following is a list of the current Funds in the Trust being solicited to vote on the proposal:

Aristotle Core Bond Fund	Aristotle Portfolio Optimization Conservative Fund
Aristotle Core Equity Fund	Aristotle Portfolio Optimization Growth Fund
Aristotle Core Income Fund	Aristotle Portfolio Optimization Moderate Conservative Fund
Aristotle Floating Rate Income Fund	Aristotle Portfolio Optimization Moderate Fund
Aristotle Growth Equity Fund	Aristotle Short Duration Income Fund
Aristotle High Yield Bond Fund	Aristotle Small Cap Equity Fund
Aristotle International Equity Fund	Aristotle Small/Mid Cap Equity Fund
Aristotle Pacific EXclusive Fund Series C	Aristotle Strategic Income Fund
Aristotle Pacific EXclusive Fund Series H	Aristotle Ultra Short Income Fund
Aristotle Pacific EXclusive Fund Series I	Aristotle Value Equity Fund
Aristotle Portfolio Optimization Aggressive Growth Fund	Aristotle/Saul Global Equity Fund

Financial statements for the Funds comprising the Trust are included in Annual Reports of each Fund for the fiscal year ended March 31, 2025, which are mailed to shareholders. Shareholders may obtain copies of the Funds’ Annual Report or Semi-Annual Report dated September 30, 2025 free of charge by writing the Trust c/o U.S. Bank Global Fund Services, P.O. Box 219231, Kansas City, MO 64121-9231, by calling 844-ARISTTL (844-274-7885) or on the Funds’ website at aristotlefunds.com.

PROPOSAL 1 – ELECTION OF TRUSTEES TO THE BOARD

The Board currently has four members: Wendy Greuel, Warren A. Henderson (Chair), Alexander B. Potts and Richard Schweitzer. Ms. Greuel and Messrs. Henderson and Potts currently serve as Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and Mr. Schweitzer currently serves as Trustee who is an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). Ms. Greuel and Messrs. Henderson and Schweitzer have served as Trustees since November 2022, when each was appointed to his or her position on the Board and approved by the Trust’s sole, initial shareholder on April 7, 2023. Mr. Potts, who currently serves as an Independent Trustee of the Trust, was appointed to his position by the Board as of January 1, 2026 to fill a vacancy following the retirement of Dennis R. Sugino, who joined the Board in November 2022 and was previously elected as described above. Under the 1940 Act, Mr. Potts’ appointment was not required to be approved by shareholders. Joseph Chi, who joined the Board in November 2022 and was previously elected as described above, retired from his service as an Independent Trustee on March 18, 2026.

At a meeting of the Nominating and Fund Governance Committee (the “Committee”) held on March 18, 2026, the Committee, which consists solely of Independent Trustees, recommended increasing the size of the Board from five to six Trustees and filling the vacancy created by Mr. Chi’s retirement and the open seat with the nomination of Messrs. Baggesen and Van Harte for election as Trustees of the Trust, subject to shareholder approval. The Committee also recommended that Ms. Greuel and Messrs. Henderson, Potts and Schweitzer be nominated for election by shareholders so that the full Board would be elected by shareholders at the same time. At a Board meeting held the same day, the Trustees approved these recommendations. As indicated below, the Board believes that Messrs. Baggesen and Van Harte would be valuable additions to the Board and they would begin to serve as Independent Trustees immediately following the Special Meeting if elected. The Trustees believe both the existing Trustees and the two nominees would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Messrs. Baggesen and Van Harte as additional Trustees of the Trust without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy consistent with its charter documents and state law only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Mr. Potts has previously been appointed to the Board without shareholder approval. As the appointment of Messrs. Baggesen and Van Harte would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, they must be elected as Trustees by the shareholders in order to fill the vacancies left following Mr. Chi’s retirement and the open Board seat. The Board believes it is prudent and in the best interests of the Trust for the shareholders to now vote to elect the two nominees and the existing Trustees so that all members of the Board will have been elected by the shareholders at the same time, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

The election of the nominees will be voted upon by shareholders of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds (or classes of shares). The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate, assuming a quorum is present. In essence, this means that the nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of the Trust. Each of the current Trustees and the two nominees have consented to being named in the Proxy Statement and has agreed to serve as Trustees and, if elected, will serve as Trustees until death, resignation, retirement or removal, or, if sooner, the election or appointment and qualification of his/her successor. If, for any reason, the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the Trust’s shareholders elect the nominees as Trustees of the Trust.

Trustees and Officers
The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its Funds. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information, are shown below. The address of each Trustee and officer is c/o Aristotle Funds, 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025.

Trustees

Name and Year of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees
Independent Trustee Nominees (New Trustees)
Eric Baggesen 1954	N/A	N/A	Retired (September 2024 - present) Member of Investment Advisory Committee, Virginia Retirement System (June 2025 – present) Chief Investment Officer, Rhode Island General Treasurer’s Office (July 2022 – September 2024)	22
Jeffrey S. Van Harte 1958	N/A	N/A	Retired (June 2023 - present) Consulting Partner, Jackson Square Partners (July 2022 – June 2023) Chair and CIO, Jackson Square Partners (May 2014 – June2022)	22
Independent Trustees
Wendy Greuel 1961	Trustee	2022 to Present	National Advisor of Manatt, Phelps & Phillips LLP (May 2023 to Present) Director, Fisker Inc. (2020 to Present) Executive in Residence and Strategic Advisor, California State University, Northridge, David Nazarian College of Business and Economics (2016 to Present) Consultant and Vice Chairperson, Discovery Cube Los Angeles (2014 to Present)	22

Name and Year of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees
Warren A. Henderson 1949	Trustee (Chair)	2022 to Present	Advisory Board Member, Intercontinental Real Estate Corporation (2003 to Present) President, Mosaic Global Partners (2002 to Present) President, Mosaic Investment Advisors (2002 to Present)	22
Alexander B. Potts 1967	Trustee	2026 to Present	Founder & Co-President, MCAP Ventures (March 2024 to Present) Divisional President, President Emeritus, Buckingham Asset Management (January 2019 to March 2024)	22
Interested Trustee
Richard Schweitzer 1964	Trustee and President	2022 to Present	Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management, LLC (July 2011 to Present)	22
1    A Trustee serves until he or she resigns, retires, or his or her successor has been duly elected and qualified.

Officers

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joanne Chyun 1978	Assistant Treasurer and Vice President	2023 to Present
Controller of APC Asset Development I, LP and APC Asset Development II, LP
(December 2023 to Present)
Senior Vice President of Aristotle Pacific Capital, LLC and Aristotle Investment Services, LLC
(April 2023 to Present)
Director of Pacific Asset Management LLC
(March 2018 to April 2023)

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo 1968	Chief Compliance Officer, Chief Legal Officer and Vice President	2023 to Present
Managing Director, Legal & Risk of Aristotle Capital Management, LLC
(April 2024 to Present)
Managing Director and Chief Legal Officer of Aristotle Investment Services, LLC
(January 2023 to Present)
Senior Attorney, Ropes & Gray LLP
(May 2022 to December 2022)
President and Chief Executive Officer of the AllianzGI Funds Complex
(2016 to 2021)
Trustee of the AllianzGI Funds Complex
(2019 to 2021)

Carl G. Gee 1990	Assistant Secretary and Vice President	2024 to Present
Counsel of APC Asset Development I, LP and APC Asset Development II, LP
(September 2024 to Present)
Counsel of Aristotle Pacific Capital, LLC
(September 2024 to Present)
Vice President and Counsel of U.S. Bank Global Fund Services, LLC
(June 2016 to September 2024)
Vice President and Secretary of Professionally Managed Portfolios Trust (mutual fund complex)
(March 2020 to September 2024)

Joseph Lallande 1970	Secretary and Vice President	2022 to Present
General Counsel of APC Asset Development I, LP and APC Asset Development II, LP
(December 2023 to Present)
General Counsel of Aristotle Pacific Capital, LLC and Deputy Chief Legal Officer of Aristotle Investment Services, LLC
(April 2023 to Present)
Assistant Vice President and Assistant General Counsel of Pacific Life Insurance Company
(September 2010 to April 2023)
Chief Operating Officer, President and Assistant Secretary of Pacific Global ETF Trust
(October 2020 to June 2022)
Vice President and Assistant Secretary of Pacific Global ETF Trust
(July 2018 to October 2020)
Legal Counsel of Pacific Global Advisors LLC
(June 2018 to December 2021)

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joshua B. Schwab 1981	Treasurer and Vice President	2022 to Present
Chief Financial Officer and Chief Operating Officer of APC Asset Development I, LP and APC Asset Development II, LP
(November 2023 to Present)
Chief Financial Officer/Chief Operating Officer of Aristotle Pacific Capital, LLC and Chief Financial Officer of Aristotle Investment Services, LLC
(April 2023 to Present)
Assistant Vice President, Finance of Pacific Select Distributors, LLC
(January 2022 to Present)
Assistant Vice President of Pacific Asset Management LLC
(December 2019 to April 2023)
Vice President, Treasurer and Principal Financial Officer of Pacific Global ETF Trust
(December 2018 to June 2022)
Managing Director of Pacific Global Advisors LLC
(June 2018 to December 2021)
Assistant Vice President of Pacific Life Fund Advisors LLC d/b/a Pacific Asset Management
(August 2015 to December 2019)

Kim M. St. Hilaire 1972	Vice President	2022 to Present
Managing Director of Aristotle Capital Management, LLC
(May 2021 to Present)
Chief Operating Officer of Aristotle Investment Services, LLC
(April 2023 to Present)
Chief Operating Officer of First Pacific Advisors, LLC
(August 2018 to May 2021)

1    The officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified.

The Board met seven times during the fiscal year ended March 31, 2026. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served.

Trust Committees

The standing committees of the Board are the Audit Committee and the Nominating and Fund Governance Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust and the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the CCO. Ms. Greuel serves as Chair of the Audit Committee. The Board has determined that Ms. Greuel is an “audit committee financial expert” as such term is defined in the applicable regulations. During the fiscal year ended March 31, 2026, the Audit Committee met four times with respect to the Trust.

The members of the Nominating and Fund Governance Committee include each Independent Trustee of the Trust. The Nominating and Fund Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the

Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board and its committees and the effectiveness of the Board’s committee structure, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Nominating and Fund Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Nominating and Fund Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Nominating and Fund Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Nominating and Fund Governance Committee Chair at the Trust’s offices: 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025. Mr. Potts serves as Chair of the Nominating and Fund Governance Committee. During the fiscal year ended March 31, 2026, the Nominating and Fund Governance Committee met five times with respect to the Trust. A copy of the Nominating and Fund Governance Committee charter is attached to this Proxy Statement as Exhibit A.

Additional Information Concerning The Board of Trustees

The Role of the Board. The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as Aristotle Investment Services, LLC, the Funds’ investment adviser (“AIS” or the “Adviser”), the Funds’ sub-advisers (the “Sub-Advisers”), the Trust’s distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person or virtually, and involve the Board’s review of the Trust’s operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.
Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Nominating and Fund Governance Committee, which are discussed in greater detail under “Committees” below. As presently constituted, 75% of the members of the Board are Independent Trustees and each Committee is comprised entirely of Independent Trustees. The Chair of the Board is an Independent Trustee who acts as the primary liaison between the Independent Trustees, the Interested Trustee and management. The Chair of the Board helps identify matters for consideration by the Board and regularly participates in the agenda setting process for Board meetings. The Board reviews its structure annually through the Nominating and Fund Governance Committee. In developing its structure, the Board has considered that the Interested Trustee, as Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management, LLC (“Aristotle Capital”), the parent company of the Adviser, provides valuable input as to, among other things, the operation of the Adviser, its financial condition and business plans relating to the Trust. The Board has also determined that having a Chair of the Board who is an Independent Trustee and the function and composition of the Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that might arise from an Interested Trustee serving on the Board.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Sub-Advisers as to investment risks as well as other risks that may also be discussed in Audit Committee meetings. In addition, the Board receives reports from the Adviser’s risk management personnel regarding their assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. The Board and its committees receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Advisers or specific investment strategies. The Audit Committee meets regularly with the CCO to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Adviser personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information About Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. Each Trustee has a demonstrated record of business and/or professional accomplishment. The Trust’s Nominating and Fund Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. The Nominating and Fund Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
In addition to the information provided in the charts above, including in particular the years of mutual fund experience on the Board of the Trust, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.
Warren A. Henderson currently serves as Founder and Managing Partner of Mosaic Global Advisors, Inc., a management consultant in the institutional asset management market space. Before founding Mosaic, Mr. Henderson spent eight years as a Senior Principal of State Street Global Advisors, where he was head of the Public Funds, Taft-Hartley and Health Care marketing group. He joined State Street Corporation in 1991 as a Vice President in the Public Funds Services custody division. Previously, he spent 10 years with the IBM Corporation where he was the Senior Manager for major Public Fund and Higher Education accounts and held several other marketing and development positions. Mr. Henderson holds a Bachelor of Science in Business Administration from Florida A&M University and a Master of Public Administration/Information Networks from the University of Pittsburgh, School of Public & International Affairs.
Wendy Greuel currently serves as an Executive in Residence and Strategic Advisor for David Nazarian College of Business and Economics at California State University Northridge, Consultant for Discovery Cube Los Angeles, and Board Member and Audit Committee Chair of Fisker, Inc. Prior to this, Ms. Greuel served as Los Angeles City Controller from 2009 – 2013, where she acted as the city’s chief auditor and financial watchdog, performing more than 60 audits of city departments and bringing greater transparency and openness to city government. She holds a Bachelor of Arts in Political Science from the University of California Los Angeles.
Alexander B. Potts currently serves as Partner and Founder of MCAP Ventures, an investing and consulting firm which helps great businesses help others. Before founding MCAP, Mr. Potts served as President Emeritus of Buckingham Management Company and previously served as President of Buckingham Strategic Partners, where he focused on strategies, vision and growth for its Turnkey Asset Management Platform business. Mr. Potts also was the Founder, President and CEO of Loring Ward Securities Inc. and was the Founder, President and CEO of the SA Funds Trust, a mutual fund company. Mr. Potts also previously started and ran a registered investment adviser. Mr. Potts holds a Bachelor of Arts in Economics from Santa Clara University.
Richard Schweitzer, CFA, is President of the Trust and Trustee. Mr. Schweitzer is also Chief Financial Officer, Chief Operating Officer and a member of the Board of Managers of Aristotle Capital. He began his career in 1987 with Price Waterhouse, then left public accounting to use his tax and accounting expertise to eventually head Bank of America’s Mortgage and Asset Securities Services Group. In 1992, Mr. Schweitzer joined the Pilgrim Group and its successor firm, Astra Management Company, where he successfully managed the liquidation of large pools of complex mortgage-backed securities. He also served in various senior capacities at predecessor asset management firms to Aristotle Capital. Mr. Schweitzer earned his Bachelor of Science degree in Business Administration with concentrations in Finance and Accounting from California State University, Northridge, and his MBA from the University of Southern California. He is a CFA® charterholder and a Certified Public Accountant (inactive) in the State of California. In addition to being a long and loyal philanthropic supporter of his undergraduate alma mater, Mr. Schweitzer also serves on the Nazarian School of Business and Economics Advisory Board and on the Finance Committee and the Board of the California State University Northridge Foundation.
Information about the Nominees’ Qualifications, Experience, Attributes or Skills

Eric Baggesen, CFA, CAIA serves as a member of the Investment Advisory Committee of the Virginia Retirement System. Previously, he was Chief Investment Officer for the General Treasurer of the State of Rhode Island from 2022 to 2024. Prior to that, for 16 years, he was employed by the California Public Employees’ Retirement System, finishing as Managing Investment Director for Asset Allocation. Earlier in his career Mr. Baggesen was Senior Portfolio Manager at State Street Global Advisors where he managed structured institutional commingled equity funds investing in emerging markets and was a portfolio manager at PanAgora Asset Management (and predecessor organization The Boston Company) managing several Shearson Lehman and Boston Company equity mutual funds and active, quantitative domestic equity institutional commingled funds. Mr. Baggesen earned a Master of

Business Administration and a Bachelor of Science, each with concentration in Finance, from the University of Rhode Island. He is a CFA® and CAIA® charterholder.
Jeffrey S. Van Harte, CFA is the former Chairman and Chief Investment Officer of Jackson Square Partners (“JSP”), an institutional investment management company specializing in growth equities. Mr. Van Harte co-founded the company with his partners in 2014 and served in that role from 2014 to 2022. His responsibilities at JSP included portfolio management, equity research, and client communication. As Chair of JSP, Mr. Van Harte also had responsibility for personnel recruitment and management, monitoring compliance, setting compensation, and assessing organizational effectiveness. Prior to JSP, he held positions in the investment management industry at Transamerica Investment Services, Transamerica Investment Management and Delaware Investments with positions ranging from trader, equity analyst and portfolio manager. He retired in 2023 from JSP after a career in the investment management business of 44 years. Mr. Van Harte also served on the California State Fullerton Philanthropic Foundation (“CSFPF”) for 12 years, chairing the Board for three of those years. He currently serves on the Finance and Investment Committee of the CSFPF. Mr. Van Harte received his Bachelor of Arts in Business Administration from California State University, Fullerton (“CSUF”) and is a CFA® charterholder. In 2023, he was awarded an honorary doctorate for his service to CSUF.
Ownership of the Funds
Beneficial Ownership of Trustees and Trustee Nominees. The table below shows the dollar range of securities beneficially owned by each Trustee and nominee as of December 31, 2025 (i) in any Fund of the Trust, and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the “Family of Investment Companies.”

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies
Eric Baggesen(1)	None	None
Wendy Greuel	over $100,000	over $100,000
Warren A. Henderson	over $100,000	over $100,000
Alexander B. Potts(2)	None	None
Richard Schweitzer	over $100,000	over $100,000
Jeffrey S. Van Harte(1)	None	None
(1)Messrs. Baggesen and Van Harte have been nominated to serve as Independent Trustees.
(2)Mr. Potts was appointed as an Independent Trustee on January 1, 2026.

Compensation

No compensation is paid by the Trust to any of the Trusts’ officers or the Interested Trustee. For each fiscal year, each Independent Trustee receives a retainer fee of $157,500. The Chairperson of the Board receives additional compensation of $20,000. The chairs of the Audit Committee and Nominating and Fund Governance Committee receive additional compensation of $10,000 and $7,000, respectively. The following table provides the compensation paid to the Independent Trustees for the fiscal year ended March 31, 2026.

Name	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Joseph Chi(1)	$164,500	$164,500
Wendy Greuel	$167,500	$167,500
Warren A. Henderson	$177,500	$177,500
Dennis R. Sugino(2)	$91,875	$91,875
Alexander B. Potts(3)	$39,375	$39,375

	$640,750	$640,750
(1)Mr. Chi retired from the Board on March 18, 2026.
(2)Mr. Sugino retired from the Board on October 31, 2025.
(3)Mr. Potts was appointed as an Independent Trustee on January 1, 2026.

GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Adviser, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Trust has engaged the proxy firm of EQ Fund Solutions who will be paid approximately $446,000, plus out-of-pocket expenses, for their services, which includes the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of printing and mailing the Proxy Statement to the shareholders of the Funds. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal expenses will be paid by the Adviser.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 844-ARISTTL (844-274-7885). If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call 844-ARISTTL (844-274-7885) or write to Fund Services at c/o U.S. Bank Global Fund Services, P.O. Box 219231, Kansas City, MO 64121-9231.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Joseph Lallande, Secretary, Aristotle Funds Series Trust, c/o Aristotle Investment Services, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum, Required Vote and Methods of Tabulation

One-third of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). However, abstentions and broker non-votes will have no effect on the election of Trustees because of the Trust’s plurality voting requirements.

All Trustees and nominees receiving a plurality of the votes cast at the Meeting will be elected as Trustees of the Trust, provided that the quorum is obtained. With a plurality vote, the Trustees and nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because the Trustees and nominees are running unopposed, assuming a quorum is present, all Trustees and nominees are expected to be elected as Trustees, as all who receive a single vote in his or her favor will be elected.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any of the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Adviser and Sub-Advisers

AIS, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, serves as investment adviser and administrator to the Trust and the Funds.

Aristotle Atlantic Partners, LLC, located at 50 Central Avenue, Suite 750, Sarasota, Florida 34236, acts as sub-adviser to Aristotle Core Equity Fund and Aristotle Growth Equity Fund.

Aristotle Capital Boston, LLC, located at One Federal Street, 36th Floor, Boston, Massachusetts 02110, acts as sub-adviser to Aristotle Small/Mid Cap Equity Fund and Aristotle Small Cap Equity Fund.

Aristotle Capital, located at 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, acts as sub-adviser to Aristotle International Equity Fund, Aristotle/Saul Global Equity Fund and Aristotle Value Equity Fund.

Aristotle Pacific Capital, LLC, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, acts as investment sub-adviser to Aristotle Ultra Short Income Fund, Aristotle Short Duration Income Fund, Aristotle Core Income Fund, Aristotle Core Bond Fund, Aristotle Strategic Income Fund, Aristotle Floating Rate Income Fund, Aristotle High Yield Bond Fund, Aristotle Pacific EXclusive Fund Series C, Aristotle Pacific EXclusive Fund Series H and Aristotle Pacific EXclusive Fund Series I.

Pacific Life Fund Advisors LLC, located at 700 Newport Center Drive, Newport Beach, California 92660, acts as sub-adviser to the Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund and Aristotle Portfolio Optimization Moderate Fund.

Other Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, located at 615 E. Michigan Street, Milwaukee, WI 53202, serves as sub-administrator, transfer agent, accounting agent and dividend disbursing agent of the Trust.

U.S. Bank National Association, located at 1555 N. RiverCenter Dr., Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of the Trust.

Foreside Financial Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter/distributor of the Trust.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 2023. Upon recommendation of the Trust’s Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent fiscal year ended March 31. Representatives of Tait will not be present at the Meeting.

Audit Fees

For the Trust’s two most recent fiscal years ended in 2024 and 2025, aggregate fees billed by Tait for the audit of the Trust’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $588,800 and $550,300, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of the Trust’s financial statements for the two most recent fiscal years ended in 2024 and 2025 which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared the Trust’s federal and state income tax returns for the two most recent fiscal years ended in 2024 and 2025. Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $93,300 and $84,500 respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for the two most recent fiscal years ended in 2024 and 2025, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter and related policies of the Trust require pre-approval by the Audit Committee (subject to certain de minimis thresholds) of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For the Trust’s two most recent fiscal years ended in 2024 and 2025, Tait did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Agreement and Declaration of Trust of the Trust and the By-laws of the Trust do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Outstanding Shares

The Trust currently offers shares of 22 series, or mutual funds, each of which represents a separate investment portfolio. The total number of shares outstanding of the Trust as a whole as of the Record Date was 1,520,535,642.860. The number of shares of each Fund and class issued and outstanding on the Record Date discussed in this Proxy Statement was as shown in the table below.

Name of Fund	Number of Issued and Outstanding Shares
Aristotle Core Bond Fund	31,489,725.635
Aristotle Core Equity Fund	27,868,789.566
Aristotle Core Income Fund	323,730,625.246
Aristotle Floating Rate Income Fund	378,332,882.572
Aristotle Growth Equity Fund	16,634,301.469
Aristotle High Yield Bond Fund	12,085,491.318
Aristotle International Equity Fund	38,316,689.843
Aristotle Portfolio Optimization Aggressive Growth Fund	18,875,794.802
Aristotle Portfolio Optimization Conservative Fund	11,496,770.862
Aristotle Portfolio Optimization Growth Fund	48,024,737.185
Aristotle Portfolio Optimization Moderate Conservative Fund	16,181,508.298
Aristotle Portfolio Optimization Moderate Fund	53,704,364.945
Aristotle Short Duration Income Fund	97,902,059.083
Aristotle Small Cap Equity Fund	7,645,747.918
Aristotle Small/Mid Cap Equity Fund	3,595,935.972
Aristotle Strategic Income Fund	403,570,386.433
Aristotle Ultra Short Income Fund	4,250,612.555
Aristotle Value Equity Fund	23,381,662.391
Aristotle/Saul Global Equity Fund	2,556,396.841
Aristotle Pacific EXclusive Fund Series C	1.000
Aristotle Pacific EXclusive Fund Series H	535,795.760
Aristotle Pacific EXclusive Fund Series I	355,363.166

As of March 31, 2026, the Trustees and officers, individually and as a group, owned approximately 21% of Aristotle Small/Mid Cap Equity Fund Class I shares, 4% of Aristotle Ultra Short Income Fund Class I shares, and less than 1% of any share class of any other Fund of the Trust and the Trust as a whole. As of the close of business on the March 31, 2026, the following persons were considered to be Principal Holders within the Trust, i.e., the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

The following tables contain information about the control persons and principal shareholders of the Funds as of March 31, 2026.

Name and Address	% Ownership	Type of Ownership
Aristotle Core Bond Fund
Class H
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	100.00%	RECORD

Class I
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	42.28%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	18.79%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	17.51%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	15.04%	RECORD
Class I-2
LPL FINANCIAL FBO CUSTOMER ACCOUNT ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	68.10%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.62%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.04%	RECORD
Aristotle Core Equity Fund
Class A
US BANK NA CUST THOMAS l HUBER III SEP IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	28.44%	BENEFICIAL
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.17%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.51%	RECORD
US BANK NA CUST JASON E VALKENBURG SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	8.43%	BENEFICIAL

US BANK NA CUST JUDITH L JOHNSON IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	6.98%	BENEFICIAL
Class I
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	37.07%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	35.33%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	17.80%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	7.45%	RECORD
Class I-2
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	58.51%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.09%	RECORD
Aristotle Core Income Fund
Class A
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19.32%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	12.84%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.75%	RECORD
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	8.23%	RECORD

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	7.75%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.57%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.13%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.42%	RECORD
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	5.03%	RECORD
Class C
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	24.19%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.48%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	19.56%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.85%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.80%	RECORD
Class H
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	100.00%	RECORD
Class I
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	51.37%	RECORD

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.33%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	6.86%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.61%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.27%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.66%	RECORD
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	16.79%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.21%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.78%	RECORD
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	8.77%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.93%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.74%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.80%	RECORD

Aristotle Floating Rate Income Fund
Class A
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.49%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.64%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.16%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.08%	RECORD
NATIONAL FINANCIAL SERVICES LLC 5OR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.59%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	5.90%	RECORD
Class C
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	26.30%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	23.02%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.07%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	11.46%	RECORD
AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.71%	RECORD

Class I
SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID XXX ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	24.52%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.47%	RECORD
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212-3958	11.37%	RECORD
MAC & CO A/C XXXXX ATTN MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	10.34%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.32%	RECORD
SAXON & CO FBO XXXXX P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	6.98%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.30%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.58%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.23%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.72%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.97%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.93%	RECORD

AMERIPRISE FINANCIAL SERVICES LLC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.03%	RECORD
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	5.83%	RECORD
Aristotle Growth Equity Fund
Class A
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	20.97%	RECORD
US BANK NA CUST STEPHANIE L MCFARLAND BENE OF THE SCOTT J MCFARLAND IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	11.83%	BENEFICIAL
US BANK NA CUST STEVEN ROCKOFF SEP IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	9.58%	BENEFICIAL
KAREN B HENRY C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	9.08%	BENEFICIAL
US BANK NA CUST PAUL P KAAIALII SR SEP IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	7.38%	BENEFICIAL
Class I
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	39.09%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	36.55%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	17.63%	RECORD
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	68.88%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	19.29%	RECORD

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.52%	RECORD
Aristotle High Yield Bond Fund
Class A
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	25.07%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	20.82%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.26%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	8.85%	RECORD
Class C
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	38.04%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	29.93%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.91%	RECORD
US BANK NA CUST SAMUDRA EKANAYAKE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 900257	7.07%	BENEFICIAL
US BANK NA CUST MARK KENNETH JOHNSON SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 900257	6.92%	BENEFICIAL
US BANK NA CUST SAMARAKOON YAPA IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 900257	5.62%	BENEFICIAL

Class I
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	27.92%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	22.96%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	18.96%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	15.42%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	10.15%	RECORD
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	81.15%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.50%	RECORD
Aristotle International Equity Fund
Class A
CHARLES SCHWAB & COMPANY INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	84.83%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.79%	RECORD
Class I
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	32.12%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	26.79%	RECORD

ARISTOTLE PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	25.56%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE CONSERVATIVE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	7.49%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.81%	RECORD
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.86%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	32.32%	RECORD
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	13.82%	RECORD
UBS WM USA XXXXX OMNI ACCOUNT M/F ATTN DEPT MANAGER SPEC CDY AC EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.46%	RECORD
Aristotle Pacific EXclusive Series H
ARISTOTLE CAPITAL MANAGEMENT ATTN SONA CHANDWANI 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	87.98%	RECORD
ARISTOTLE PACIFIC CAPITAL LLC 840 NEWPORT CENTER DR STE 700 NEWPORT BEACH CA 92660-6389	9.78%	RECORD
Aristotle Pacific EXclusive Series I
ARISTOTLE CAPITAL MANAGEMENT ATTN SONA CHANDWANI 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	73.10%	RECORD
ARISTOTLE PACIFIC CAPITAL LLC 840 NEWPORT CENTER DR STE 700 NEWPORT BEACH CA 92660-6389	14.62%	RECORD
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	12.27%	RECORD

Aristotle Portfolio Optimization Aggressive Growth Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.10%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.16%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.02%	RECORD
Class C
US BANK NA CUST SCOTT R KALLMAN IRA ROLLOVER C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.69%	BENEFICIAL
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.37%	RECORD
Class I-2
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	21.11%	RECORD
US BANK NA CUST JULIA K KAGIWADA BENE OF THE REYNOLD S KAGIWADA IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	16.55%	BENEFICIAL
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.73%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	11.48%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.98%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.72%	RECORD

US BANK NA CUST SYLVIA EUBANKS BLACKMON ROTH IRA POA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.31%	BENEFICIAL
Aristotle Portfolio Optimization Conservative Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.29%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.13%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.09%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.35%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.01%	RECORD
Class C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	17.17%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.20%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.58%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.35%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	41.66%	RECORD

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.34%	RECORD
UBS WM USA XXXXX SPEC CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.54%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	9.10%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.40%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.33%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.43%	RECORD
Aristotle Portfolio Optimization Growth Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.77%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.74%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.08%	RECORD
Class C
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.62%	RECORD
Class I-2
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	27.27%	RECORD

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	19.17%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.37%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.90%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.71%	RECORD
Aristotle Portfolio Optimization Moderate Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.52%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.14%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.66%	RECORD
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.45%	RECORD
Class C
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.74%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.84%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	5.40%	RECORD

Class I-2
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	23.88%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	19.14%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	13.76%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	13.70%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.68%	RECORD
Aristotle Portfolio Optimization Moderate Conservative Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.02%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	10.68%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.17%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.24%	RECORD
Class C
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.78%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.59%	RECORD

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.29%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	32.59%	RECORD
UBS WM USA SPEC CUSTODY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	18.00%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.69%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.71%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM xxxx ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	10.39%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.83%	RECORD
Aristotle Short Duration Income Fund
Class A
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	36.62%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.73%	RECORD
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	10.46%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.07%	RECORD

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.72%	RECORD
Class C
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35.27%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	18.55%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	13.58%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.58%	RECORD
Class H
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	100.00%	RECORD
Class I
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	44.86%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION MODERATE 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	12.26%	RECORD
ARISTOTLE PORTFOLIO OPTIMIZATION GROWTH 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	8.40%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.23%	RECORD
RELIANCE TRUST CO FBO ABNY NON EB R/R PO BOX 570788 ATLANTA GA 30357-3114	5.22%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	19.53%	RECORD

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.02%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.20%	RECORD
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	12.90%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	12.23%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	9.26%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.23%	RECORD
Aristotle Small Cap Equity Fund
Class A
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.72%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.01%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.56%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.60%	RECORD
JKW 401K PLAN FBO JIAKUN WANG JIAKUN WANG TR C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.99%	BENEFICIAL

Class C
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	24.54%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.62%	RECORD
US BANK NA CUST TERRY R KEELEN SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	7.87%	BENEFICIAL
US BANK NA CUST CATHERINE T MARX IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	6.24%	BENEFICIAL
US BANK NA CUST JULIA G KEELEN SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.46%	BENEFICIAL
Class R6
PAUL ALEXANDER ROUKIS C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	100.00%	BENEFICIAL
Class I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	85.89%	RECORD
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	14.11%	RECORD
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	47.42%	RECORD
VANGUARD FIDUCIARY TRUST COMPANY FBO INL EMPLOYEE INVESTMENT PLAN ATTN INVESTMENT SERVICES PO BOX 2600 VM L20 VALLEY FORGE PA 19482-2600	23.36%	RECORD
NORTHERN NEW ENGLAND BENEFIT TRUST 51 GOFFSTOWN RD STE 2 MANCHESTER NH 03102-2746	10.57%	RECORD

Aristotle Small/Mid Cap Equity Fund
Class A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.31%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.78%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.76%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.90%	RECORD
Class C
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	24.84%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.93%	RECORD
US BANK NA CUST PAULA JEAN NABER SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	8.55%	BENEFICIAL
US BANK NA CUST TERRY R KEELEN SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	6.19%	BENEFICIAL
US BANK NA CUST JULIA G KEELEN SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.30%	BENEFICIAL
Class I
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	73.89%	RECORD

WARREN A HENDERSON C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	12.91%	BENEFICIAL
GREUEL-SCHRAMM LIVING TRUST DEAN ANDREW SCHRAMM & WENDY GREUEL TR U/A 04/14/2021 C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	7.65%	BENEFICIAL
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.25%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.89%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	15.00%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	6.65%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.36%	RECORD
Aristotle Strategic Income Fund
Class A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	22.81%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	16.16%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.16%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.11%	RECORD

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.53%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.71%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.26%	RECORD
Class C
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	38.73%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	21.23%	RECORD
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	13.42%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	7.82%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.22%	RECORD
Class H
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	100.00%	RECORD
Class I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	36.69%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.01%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	27.06%	RECORD

EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5.67%	RECORD
Class I-2
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25.62%	RECORD
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	14.81%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.53%	RECORD
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.55%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	10.57%	RECORD
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.90%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.30%	RECORD
Aristotle Ultra Short Income Fund
Class A
US BANK NA CUST JAMES A MCWALTER IRA ROLLOVER C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	29.72%	BENEFICIAL
US BANK NA CUST JACK J MAZZARA IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	16.52%	BENEFICIAL
US BANK NA CUST RICHARD SCOTT REID SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	11.10%	BENEFICIAL

US BANK NA CUST PATRICIA V SMITH IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	8.41%	BENEFICIAL
US BANK NA CUST ROBERT WALTER BARR SIMPLE IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.67%	BENEFICIAL
VICKI E EVELAND CUST CAYDEN D VITRY UNIF TRANS MIN ACT CO C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.35%	BENEFICIAL
CHARLES SCHWAB & COMPANY INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.18%	RECORD
Class H
ARISTOTLE INVESTMENT SERVICES LLC 11100 SANTA MONICA BLVD STE 1700 LOS ANGELES CA 90025-3395	100.00%	RECORD
Class I
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	82.24%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.31%	RECORD
Class I-2
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	46.25%	RECORD
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM XXXX ATTN MUTUAL FUND RECONCILIATION 14G 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	34.57%	RECORD
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	15.02%	RECORD

Aristotle Value Equity Fund
Class A
LPL FINANCIAL FBO CUSTOMER ACCOUNT ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	35.60%	RECORD
US BANK NA CUST RANDALL J TONKOVICH IRA ROLLOVER C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	24.26%	BENEFICIAL
US BANK NA CUST PAULA K GRAY IRA C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	20.66%	BENEFICIAL
JULIE B SANDERS & ROBERT P TAYLOR JR JTWROS C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	6.71%	BENEFICIAL
Class I
CHARLES SCHWAB & COMPANY INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	85.97%	RECORD
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.10%	RECORD
Class R6
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 575 WASHINGTON BLVD 12TH FL MUTUAL FUND DEPT JERSEY CITY NJ 07310-1616	99.90%	RECORD
Class I-2
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLAZA 12TH FLOOR NEW YORK NY 10004-1965	53.99%	RECORD
SEI PRIVATE TRUST COMPANY C O MELLON BANK ID xxx ATTN MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	15.06%	RECORD

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	11.77%	RECORD
Aristotle/Saul Global Equity Fund
Class I-2
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	22.94%	RECORD
GLEICHER FAMILY TRUST HOWARD R GLEICHER TTEE U/A DTD 07/31/2007 C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	22.25%	BENEFICIAL
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18.57%	RECORD
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212-3958	7.88%	RECORD
DAMON CHEN LIVING TRUST DAMON CHEN TTEE U/A DTD 07/07/2011 C/O ARISTOTLE INVESTMENT SERVICES, LLC 11100 SANTA MONICA BLVD., SUITE 1700 LOS ANGELES, CA 90025-3395	5.82%	BENEFICIAL

Exhibit A

Aristotle Funds Series Trust
(the “Trust”)
NOMINATING AND FUND GOVERNANCE COMMITTEE CHARTER

A.    Nominating and Fund Governance Committee Membership
The Nominating and Fund Governance Committee (“Committee”) shall be composed entirely of Trustees of the Trust who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Members of the Committee may designate one member to serve as Chair. Members of the Committee shall serve at the pleasure of the full Board of Trustees (the “Board”).
B.    Nominating and Fund Governance Committee Purposes
The purposes of the Committee are:
1.to assist the Board in its review and oversight of governance matters;
2.to assist the Board with the selection and nomination of candidates to serve on the Board; and
3.to undertake such other responsibilities as may be delegated to the Committee by the Board.
C.    Nominating and Fund Governance Committee Functions
The function of the Committee is oversight. To carry out its purposes, the functions of the Committee shall include:
1.To select and nominate all persons for election or appointment as Trustees of the Trust, which selection and nomination shall be based on such criteria as the Committee determines are appropriate; provided, that nominees for Independent Trustee shall be recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and, in connection with Independent Trustee candidates, their independence from the Trust’s investment advisers1 and other principal service providers. Persons selected as Independent Trustee candidates must be independent for purposes of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with investment advisers and other service providers).
2.To consider Trustee candidates recommended by shareholders of the Trusts in accordance with any Trust policy addressing the shareholder submission of candidates. Any such candidates shall be considered and evaluated based upon such criteria as the Committee determines are appropriate.
3.To review information provided to the Committee regarding the implementation of any applicable Trust policy dealing with shareholder and Board communications, and any shareholder communications to the Board.
4.To periodically review the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets.
5.To make nominations to the Board for the position of Chair of the Board at least annually.
1 As used herein, the terms “investment advisers” include sub-advisers.
Exhibit A - Page 1

6.To periodically review Board governance procedures.
7.To recommend to the Board the removal, replacement, or retirement of an incumbent Trustee.
8.To periodically review Independent Trustee compensation and recommend any appropriate changes to the Independent Trustees as a group.
9.To periodically review and make recommendations to the Board of Trustees regarding fund governance, board oversight, independence and board effectiveness.
10.To evaluate and supervise legal counsel employed by the Independent Trustees, and to monitor the independence of legal counsel employed by the Independent Trustees in accordance with requirements of rules promulgated under the 1940 Act.
11.To periodically review orientation and training materials for new trustees and continuing education criteria for current Trustees.
12.To review its Charter and the charters of each of the other Board committees at least annually and recommend any changes thereto to the Board. The Board shall review and approve, if appropriate, any changes to this Charter and the charters of each of the other Board committees recommended by the Committee.
13.To perform such other functions as the Board may delegate from time to time.
D.    Other Powers and Responsibilities
1.The Committee typically shall meet at least quarterly and is empowered to hold special meetings as circumstances require. In addition, the Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
2.The Committee shall meet and may consult with management of the Trust and officers, employees, and other representatives of service providers as the Committee deems appropriate.
3.The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary and appropriate.
4.The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates). Any expenses incurred in discharging the Committee’s responsibilities shall be borne by the Trust.
The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee. Membership of the Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.
It is the responsibility of each investment adviser, sub-adviser, and the funds’ other service providers to ensure that their activities in respect of the funds comply with applicable law and regulation and with the policies and procedures of the funds. Nothing in this Charter shall be construed to limit or reduce the responsibilities or liabilities of any adviser, sub-adviser, the funds’ distributor, or any other service provider of the funds.
Original date of adoption: December 16, 2022

Exhibit A - Page 2

PROXY CARD

VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO:

Vote on the internet
Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day.
vote.proxyonline.com

Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (800) 967-4614 Toll Free

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101	Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope
“FUND NAME MERGED”
A SERIES OF ARISTOTLE FUNDS SERIES TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2026

The undersigned shareholder of the above listed fund (the “Fund”) hereby appoints each of Joshua Schwab and Genevieve Plourde, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on May 29, 2026 at 10:00 a.m. Pacific Time (together with any postponements or adjournments, the “Special Meeting”) at the offices of the Funds’ investment adviser, Aristotle Investment Services, LLC, located at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.
Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on May 29, 2026: The Notice of Joint Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/Aristotle/docs/2026Meeting.pdf

“FUND NAME MERGED”                                    PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	WITHHOLD
PROPOSAL
1.	To approve of the election of Trustees to serve until his or her successor is elected and qualified.
Nominees:
	a.Eric Baggesen	O	O
	b.Wendy Greuel	O	O
	c. Warren A. Henderson	O	O
	d. Alexander B. Potts	O	O
	a. Richard Schweitzer	O	O
	e. Jeffrey S. Van Harte	O	O

2.	To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]